LEASE SUMMARY


         THIS INDENTURE, made this 1st day of September, 1995, between Equitable Life Assurance Society of the United States ("Landlord"), and Amcom Corporation, a Minnesota corporation ("Tenant").

Section 1.1 -   Premises Location:        7524-7530 Washington Avenue South
                                          Eden Prairie, Minnesota

                Lease Term:               Two (2) Years, Zero (0) Months

                Commencement Date:        July 1, 1998
                Expiration Date:          June 30, 2000

                Basic Rent:       Forty Six Thousand Three and 75/100 Dollars
                                  annually ($46,003.75 annual base rent)

Section 1.2 -   Premises Use: Office, Light Assembly, Warehousing, Distribution

Section 3.1 -   Pro Rata Share of Expenses:        13.4%

Section 4.1 -   Insurance:        $1,000,000 Combined Single Limited Liability

Section 10.1 -  Property Manager Address: Koll/Shelard
                                          11455 Viking Drive, Suite 300
                                          Eden Prairie, MN  55344

Section 25.1 -  Brokerage:        Koll/Shelard (Landlord) CB Commercial (Tenant)

Section 26.1 -  Security Deposit: Three Thousand Eight Hundred Thirty  Three and
                                  65/100 Dollars ($3,833.65)

Section 29.10 - Parking Spaces:   Thirteen (13)

Exhibits A and Riders 1 are attached hereto and made a part of this Lease, consisting of 2 pages.

                                   WITNESSETH:

                                    ARTICLE 1
                            Description-Tern-Rent-Use

         Section 1. 1 The Landlord, in consideration of the rents and agreements hereinafter reserved on the part of the Tenant to be paid and performed, does hereby demise and lease unto the Tenant, and the Tenant does hereby take subject to the covenants and conditions hereinafter expressed which the Tenant agrees to keep and perform, the space ( "the Premises" ) described on Exhibit A attached hereto in the building located at the place specified on Page One of this Lease (the "Building"), with the privilege to the Tenant of using (subject to such reasonable rules and regulations as the Landlord may from time to time prescribe) the necessary entrances and appurtenances thereto.

         TOGETHER with all machinery, apparatus, equipment, and fixtures now or hereafter owned by the Landlord and located on the Premises and used exclusively for the operation and maintenance of the Premises (the "Building Equipment").

         SUBJECT, however, to any and all existing leases, encumbrances, conditions, covenants, easements, restrictions and rights-of-way, whether or not of record, and other matters of record, if any, and to such matters as may be disclosed by inspection or survey.

         T0 HAVE AND TO HOLD the Premises and Building Equipment unto the Tenant, for the Term as specified on Page One of this Lease (unless the Term of this Lease shall sooner terminate as hereinafter provided) yielding and paying therefor during the Term an annual basic rental (said annual basic rental is hereinafter sometimes referred to as the "Basic Rent"), over and above the other and additional payments to be made by the Tenant as specified on Page One of this Lease.

         The Basic Rent shall be paid in equal monthly installments in advance on the first day of each and every calendar month during the Term of this Lease, except that the first month's rent shall be due and payable when this Lease is executed. If the Term does not commence on the first day of a month, the monthly installment of Basic Rent payable for the period from the commencement of the Term of this Lease to the last day of the month in which such commencement occurs shall be prorated and paid on the date of such commencement. Interest at the rate of two percent (2%) per month will be charged retroactive to the first day of the month for rents not paid by the fifth (5th) day of the calendar month until all monies due are paid.

         Section 1.2 The Tenant agrees that it will use and occupy the Premises for the purposes set forth on Page One of this Lease. The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation; or make or permit any use of the Premises which may be dangerous, noxious or offensive or create or maintain any nuisance in, at or on the Premises; or make or permit any use of the Premises which may invalidate, or increase the premium cost of any



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

policy of insurance carried on the Building and environs and their operation, or any use which, in Landlord's sole judgment, shall impair the character, reputation or appearance of the Building and environs.

                                   ARTICLE II
                              Covenant to Pay Rent

         Section 2.1 The Tenant covenants to pay, without notice or demand and without deduction or set-off for any reason whatsoever, the Basic Rent and all other sums to be paid by Tenant as herein provided (all of which are hereinafter collectively referred to as "the rent").

                                   ARTICLE III
                            Operating Expenses-Taxes

         Section 3.1 With regard to the expenses of the Landlord for (i) taxes or assessments payable by Landlord upon or with respect to the Building and the land upon which it is located, or any government levies or taxes imposed in lieu thereof, and taxes, water and sewer charges and other governmental charges relating to the maintenance and operation of the Building or any occupancy, use or possession of or activity conducted thereon or on any part thereof (excluding income, franchise, inheritance or capital stock taxes), but including any taxes on rent and further including Landlord's cost of protesting taxes, and (ii) insurance for fire, rental, public liability, property damage and any other type of insurance which may be carried by Landlord with respect to the building, or any part thereof, and the land on which it is located, and (iii) any and all other expenses for the operation, maintenance and repair of the Building and the land on which it is located including by way of example but without limiting the generality of the foregoing, exterior grounds clean-up, landscaping maintenance, snowplowing, ice removal, common area utilities and common area maintenance, Tenant agrees to pay Landlord, as additional rent hereunder, within ten days after written demand therefor, Tenant's Pro Rata Share of all such expenses. Late payments are subject to a two percent (2%) per month service charge until all monies are paid.

         Section 3.2 In order to provide for current payments on account of the additional rent which may be payable to Landlord pursuant to clauses (i) through
(iii) of section 3.1, the Tenant agrees, at Landlord's request, to make payments on account of such additional rent due for the ensuing twelve (12) months, as estimated by notice from Landlord to Tenant from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of the amount of additional rent so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated additional rent. If, as finally determined, the amount of additional rent payable by Tenant pursuant to clauses (i) through (iii) of
Section 3.1 shall be less than or be greater than the aggregate of all installments to be so paid on account to the Landlord for such twelve (12) month period, then Tenant shall pay to Landlord the amount of such underpayment or, so long as Tenant is not in default hereunder, the Landlord shall credit to Tenant any overpayment against succeeding installments of rent and at the end of the Term of this Lease refund any amount not so applied to rent.

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

         Section 3.3 Tenant agrees to pay, in the same manner as set forth in
Section 3.2, as additional rent, an amount equal to any additional tax levied with respect to improvements made to Premises by the Tenant, as the value of such improvements is shown on the assessment records.

         Section 3.4 The obligations of Tenant to pay the additional rent provided for in Section 3.1 shall survive the termination of this Lease.

                              ARTICLE IV Insurance

         Section 4.1 The Tenant, at the Tenant's sole cost and expense, shall maintain for the mutual benefit of the Landlord and the Tenant, comprehensive public liability insurance, property damage insurance and contractual liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises or any elevators or escalators therein and on, in or about the adjoining streets and passageways, if any, such insurance to afford protection to the limits of not less than the amounts as specified on Page One of this Lease.

         Section 4.2 Tenant, at Tenant's sole cost and expense, shall further maintain for the mutual benefit of Landlord and Tenant, insurance on its fixtures and tenant improvements and on its merchandise, inventory, contents, furniture, equipment or other personal property located in the Premises from time to time, against fire and such other risks as are included in extended coverage insurance.

         Section 4.3 Landlord agrees to purchase and keep in force and effect insurance on the Building against fire and such other risks as may be included in extended coverage insurance from time-to-time available in an amount not less than the greater of 80% of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies. Such policies may be in blanket form and cover other properties owned by Landlord.

         Section 4.4 All policies of insurance shall be in form and substance satisfactory to the Landlord, shall be written with companies satisfactory to the Landlord, in amounts satisfactory to the Landlord, and shall provide that they shall not be cancelable on less than thirty (30 days' notice to the Landlord or the holder of any mortgage. Certificates of insurance shall be furnished to the Landlord. Tenant's policies shall name Landlord, its agents, servants and employees, as additional insureds.

         Section 4.5 Landlord and Tenant intend that the risk of loss or damage to the Premises or any improvements therein be borne by responsible insurance carriers, and Landlord and Tenant hereby release each other and agree to look solely to, and seek recovery only from, such insurance carriers in the event of such a loss, to the extent that such coverage is agreed to be provided hereunder. For this purpose, all insurance policies to be maintained by either Landlord or Tenant shall contain a clause pursuant to which the insurance carrier waives all rights of subrogation against the other party with respect to losses payable under such policies: and any applicable deductible amount shall be treated as though it were recoverable under such policies.



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

                                    ARTICLE V
                 Landlord's Right to Perform Tenant's Covenants

         Section 5.1 The Tenant covenants that if the Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, the Landlord may, but shall not be obligated to, and without notice or demand and without waiving or releasing the Tenant from any obligation of the Tenant under this Lease, make such payment or perform such other act to the extent the landlord may deem desirable, and in connection therewith to pay expenses and to employ counsel. All sums so paid by the Landlord and all expenses (including reasonable attorneys' fees) in connection therewith, together with interest thereon at the rate of two percent (2%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable to the Landlord on demand.

                                   ARTICLE VI
         Repairs and Maintenance of Premises-Surrender of Premises-Waste

         Section 6.1 The Tenant covenants at the Tenant's sole expense to take good care of the Premises and any Building equipment located therein, including by way of example but without limiting the generality of the foregoing, ceilings, floors, walls, woodwork, paint, doors, glass, plumbing, plumbing fixtures, heating/air conditioning, hot water systems, electrical systems, mechanical systems and equipment, and agrees to keep the same in good order and condition and to make promptly all repairs, replacements or renewals. The Tenant covenants to keep the Premises in a clean and orderly condition and free of debris, merchandise, materials and rubbish.

         Section 6.2. The Tenant covenants that upon termination of this Lease for any reason whatsoever the Tenant will surrender to the Landlord the Premises, together with all improvements, alterations, replacements thereto, and the Building Equipment in good order, condition and repair, except for reasonable wear and tear; provided, however, that if Landlord requests Tenant to remove any such improvements, alterations or replacements, the Tenant shall remove the same and restore the Premises to their condition prior to the installation thereof. Upon such termination, Tenant shall remove, to Landlord's satisfaction, all petroleum, hazardous wastes and hazardous substances from the Premises (including soil and groundwater) and from any adjacent property upon which any such petroleum, hazardous wastes and hazardous substances generated or disposed of by the Tenant may be located.

         Section 6.3 The Tenant covenants not to do or suffer any waste or damage, disfigurement or injury to the Premises (including, without limitation, the walls and ceilings located therein) or permit or suffer any overloading of the floors of the Premises.

         Section 6.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and



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

must become effective (and a copy thereof delivered to the Landlord) within thirty (30) days of the date Tenant takes possession of the Premises.

         Section 6.5 Tenant agrees to store waste, scrap, and garbage, etc., in enclosed metal containers with lids, and agrees not to permit any motor vehicle to be stored on the Premises. Waste containers are to be stored within the Premises.

         Section 6.6 Tenant acknowledges that it will be doing business with various business entities which may deliver, or cause to be delivered, various materials to Tenant. Accordingly, Tenant covenants and agrees that it will make all necessary repairs of damages to the foundation, roof, overhead doors, jambs, entryways, loading dock areas and exterior walls and other parts of the Building within which the Premises is located, which damages were caused or occasioned by the act, omission or negligence of Tenant, Tenant's agents, employees, customers, invitees and suppliers, their agents, employees or delivery services, during delivery or any other pursuance of Tenant's business of any nature whatsoever, within forty-five (45) days of the occurrence of such damages.

         Section 6.7 Tenant shall be responsible for removal of any stain or deposits of grease, oil, tar, paint, or any other material or storage vessel which may be used in the course of business or stored by Tenant during Tenant's occupancy, and restoration thereof to any part of the Premises, parking lot or other outside area to its original condition.

                                   ARTICLE VII
                 Compliance with Laws and Insurance Requirements

         Section 7.1 The Tenant covenants, at the Tenant's sole expense, to comply with all laws and ordinances and requirements of all governmental agencies, legislative bodies and courts of competent jurisdiction, of whatever kind and nature, whether now existing or hereafter enacted, amended or modified (and specifically including, without limiting the generality of the foregoing, any and all such laws, ordinances and requirements as relate to protection of the environment and environmental policy) and any and all recommendations of any insurer, which may be applicable to the Premises or the sidewalks, curbs, tunnels, bridges or sub-sidewalk space, if any, adjoining the Premises, by reason of the tenant's use thereof. In the event Tenant does not comply with the recommendations of any insurer, Tenant shall be liable for the payment of any increase on the amount of any insurance premium caused by such non-compliance. If any permitted use hereunder becomes uninsurable, Tenant shall cause such use to become insurable, at Tenant's expense, or Landlord may cancel and terminate this Lease upon written notice.

                                  ARTICLE VIII
                        Changes and Alterations by Tenant

         Section 8.1 Tenant shall not make any changes or alterations, structural or otherwise, to the Premises without the Landlord's prior written consent, which consent, in the case of structural changes or alterations, may be withheld for any or no reason.



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

         Section 8.2 Subject to the provisions of Section 6.2, all repairs, improvements, changes or alterations made or installed by the Tenant shall immediately upon completion or installation thereof be and become the property of the Landlord without payment therefore by the Landlord.

                                   ARTICLE IX
                              Damage or Destruction

         Section 9.1 Tenant covenants and agrees that in case of damage to or destruction of the Premises by fire or other casualty, the Tenant will promptly give written notice thereof to Landlord, and the Landlord, at the Landlord's expense, will repair, and rebuild the same as nearly as practicable to the condition the Premises were in immediately prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by the Tenant, or rebuild any damage caused by the intentional and willful act of Tenant.

         Section 9.2. Rent shall abate proportionately on such part of the Premises as may have been rendered wholly untenantable (so long as such untenantability was not caused by the intentional and willful act of Tenant) until such time as such part shall be fit for occupancy, and after which time the full amount of rent reserved in this Lease shall be payable as hereinbefore set forth. The Tenant hereby waives the provisions of any law now or hereafter in effect which would relieve the Tenant from any obligation to pay rent or additional rent under this Lease, except to the extent provided by this Section.

         Section 9.3 Anything in Section 9.1 to the contrary notwithstanding, if the Premises or Building shall be substantially damaged or destroyed by fire or otherwise, the Landlord, in its sole discretion, shall have the option of terminating this Lease as of the date of such damage or destruction by written notice to Tenant given within thirty (30) days after such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

                                    ARTICLE X
                                  Condemnation

         Section 10.1 If the whole or any part of the Premises shall be taken under the power of eminent domain, or shall be sold by the Landlord under threat of condemnation proceedings, then this Lease shall terminate as to the part so taken or sold on the day when Tenant is required to yield possession thereof, and the Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken or sold to useful condition, and the rental hereinbefore specified shall be reduced proportionately as to the portion of the Premises so taken or sold. If the amount of the Premises so taken or sold is such as to impair substantially the usefulness of the Premises for the purposes for which the same are hereby leased, then Tenant shall have the option to terminate this Lease as of the date when Tenant is required to yield possession. In any and all events, all compensation awarded or paid for any such taking or sale of the fee and the leasehold, or any part thereof, shall belong to and be the property of the Landlord. Landlord shall notify Tenant of receipt of notice of condemnation.



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

         Section 10.2 Anything in this Article X to the contrary notwithstanding, if a portion of the Premises shall be taken in any proceeding, the Landlord shall have the option of terminating this Lease as of the date of vesting of title in the proceeding by written notice to Tenant given within thirty (30) days after such vesting of title, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

                                   ARTICLE XI
                   Conditions of Work for Repairs-Alterations

         Section 11.1 All work for the making of repairs as required by Section 6.1, for complying with laws, ordinances, orders, regulations or requirements as required by Section 7.1, and for making changes or alterations as permitted by
Section 8,1, shall be done in all cases subject to the conditions which the Landlord may impose, and shall in all cases be done in a good and workmanlike manner.

                                   ARTICLE XII
                                 Mechanics Liens

         Section 12.1. Tenant shall not suffer or permit any mechanics' or other liens to be filed against the Building or Premises or any underlying or adjacent property nor against the Tenant's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Premises or any part thereof through or under the Tenant. If any such mechanics' lien shall at any time be filed against the Premises, the Tenant shall cause the same to be discharged of record within twenty (20) days after the date of filing.

         If the Tenant shall fail to discharge any such mechanics' lien within such period, then, in addition to any other right or remedy of the Landlord hereunder, the Landlord may, but shall not be obligated to, procure its discharge by paying the amount claimed to be due, or by deposit in court, or by bonding, and in any such event the Landlord shall be entitled, if the Landlord so elects, to compel the prosecution of an action for the foreclosure of such mechanics' lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with Interest, costs and allowances. Any amount paid by the Landlord for any of the aforesaid purposes, and all reasonable legal and other expenses of the Landlord, including reasonable counsel fees, with interest thereon at the rate of two percent (2%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable by the Tenant to the Landlord on demand.


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

                                  ARTICLE XIII
                       Landlord's Right to Enter Premises

         Section 13.1 The Tenant agrees to permit the Landlord and any authorized representatives of the Landlord, with or without prior notice to Tenant, to enter the Premises at all times during usual business hours or at any other time in case of emergency, to inspect the same and if the Landlord shall desire, but without implying any obligation on the Landlord so to do, to make any repairs deemed necessary or desirable by the Landlord and to perform any work in the Premises deemed necessary by the Landlord to comply with any laws, ordinances, orders, regulations or requirements of any governmental authority or the recommendations of any insurer. During the progress of any such work, the Landlord may keep and store upon the Premises all necessary materials, tools and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to the Tenant.

         Section 13.2. The Tenant agrees to permit the Landlord and any authorized representatives of the Landlord to enter the Premises at all times during usual business hours to exhibit the same for the purpose of sale, mortgage or lease. During the final six (6) months of the term of this Lease, or in the case of default, for purposes of lease or sale, the Landlord may display on the Premises, usual "for Sale" or for Lease" signs.

                                   ARTICLE XIV
                             Assignment & Subletting

         Section 14.1. The Tenant shall not, without the Landlord's prior written consent in each instance, which consent may be withheld for any or no reason, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under it (b) allow any transfer thereof or any lien upon the Tenant's interest by operation of law;
(c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one other than the Tenant.

         Section 14.2. Tenant agrees to pay to Landlord, on demand, reasonable fees (including attorneys' fees) incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

         Section 14.3. If this Lease is assigned or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may (but shall not be obligated so to do), after default by Tenant, collect rent from such assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this Lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

         Section 14.4. Notwithstanding anything contained herein to the contrary, in the event that at any time during the Term of this Lease Tenant desires to sublet all or any part of the Premises, Tenant shall notify the Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms



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of the proposed subletting and the area so proposed to be sublet and shall give the Landlord the option to sublet from Tenant such space (hereinafter referred to as "Sublet Space") at the same Basic Rent and additional rent as Tenant is required to pay the Landlord under this Lease for the same space or, at Landlord's option, to terminate the Lease with respect to the Sublet Space. If the Sublet Space does not constitute the entire Premises and Landlord exercises its option to terminate this Lease with respect to the Sublet Space, then as to that portion of the Premises which is not part of the Sublet Space, this Lease shall remain in full force and effect except that the Rent shall be reduced by a fraction, the numerator of which shall be the rentable square feet of the sublet space and the denominator of which shall be the rentable square feet of the Premises. The option to sublet, or to terminate this Lease, shall be execisable by Landlord in writing within a period of thirty (30) days after receipt of the Sublet Notice.

         Section 14.5. In the event Landlord exercises its option to sublease the Sublet Space, the term of the subletting from the Tenant to the Landlord for the Sublet Space shall be the term set forth in the Sublet Notice and shall be on such other terms and conditions as are contained in this Lease to the extent applicable.

         Section 14.6. In the event Landlord does not exercise either of its options specified above and Tenant with Landlord's prior written consent completes a sublease with a third party, the subtenant shall be subject to and comply with requirements of this section and this Lease to the extent applicable thereto.

                                   ARTICLE XV
                               Rights of Mortgagee

         Section 15.1. The rights of the Tenant under this Lease shall be and are subject and subordinate at all times to the lien of any mortgages or deeds of trust now or hereafter in force against the Property or the Building, or both of them, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof. This Article is self-operative and no further instrument of subordination shall be required. Any mortgagee or beneficiary under a deed of trust may, however, elect to have this Lease be superior to its mortgage or deed of trust. At Landlord's request, Tenant shall execute a document in recordable form confirming that this Lease is subordinate (or at the mortgagee's or beneficiary's election, superior) to any mortgage or deed of trust. Tenant, at the option of any mortgagee or beneficiary under a deed of trust ("Landlord's Mortgagee"), agrees (a) to attorn to such mortgagee or beneficiary in the event of a foreclosure sale or deed in lieu thereof, and
(b) to execute such attornment, security, assignment or related agreements as Landlord's Mortgagee may reasonably require. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction from the Premises, Tenant shall not exercise any such right (a) until it has notified in writing the Landlord's Mortgagee of such act or omission, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice, and Landlord's Mortgagee shall not with reasonable diligence have commenced and continued to remedy such act or omission or to cause the same to be remedied. Landlord will notify Tenant in writing of the name and address of each Landlord's Mortgagee upon the execution of this Lease and subsequently inform Tenant of



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

any new Landlord's Mortgagee immediately upon the execution of a mortgage or deed of trust encumbering title Building. No Landlord's Mortgagee shall be bound by any cancellation, amendment or modification of this Lease, or waiver of any provision of this Lease which has not been consented to in writing by that Landlord's Mortgagee.

                                   ARTICLE XVI
                Indemnification of Landlord-No Representations by
                            Landlord-Waiver of Claims

         Section 16.1. The Tenant agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any persons, firms, corporations, or governmental entities arising from the conduct or management of, or from any work or thing whatsoever done in or about, the Premises during the Term of this Lease, and will further indemnify and save the Landlord harmless against and from any and all claims arising during the Term of this Lease from any condition of the Premises, or any street, curb, sidewalk or parking lot area, if any, adjoining the Premises, or of the passageways or spaces therein or appurtenant thereto, or arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the Term of this Lease, in or about the Premises, or upon or under the sidewalks and the land adjacent thereto, if any, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against the Landlord by reason of any such claim, the Tenant, at its sole cost and expense, upon notice from the Landlord covenants to resist or defend such action or proceeding by counsel satisfactory to the Landlord.

                  Section 16.2. The Tenant covenants and agrees to pay, and to indemnify the Landlord against, all legal costs and expenses, including counsel fees, lawfully and reasonably incurred in obtaining possession of the Premises after default by the Tenant or upon expiration or earlier termination of the Term of this Lease or Tenant's right to possession thereunder or in enforcing any covenant or agreement of the Tenant herein contained, or tin the defense of any suit arising out of the occupancy or operation of the Premises by the Tenant.

         Section 16.3. The Tenant is fully familiar with the physical condition of the Premises and every part thereof, and accepts them in satisfactory condition and in good repair as of the date of execution of this Lease. The Landlord has made no representations of whatever nature in connection with the condition of the Premises or any part thereof, and the Landlord shall not be liable for any latent or patent defects therein.

         Section 16.4. Tenant agrees that, to the extent not expressly prohibited by law, Landlord and its officers agents, servants and employees shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage (including damage claimed for actual or constructive eviction) either to person or property sustained by Tenant, its servants, employees, agents, invitees or guests due to the Premises or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about said Premises, or due to any act or neglect of any tenant or occupant of said Premises or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, electricity, sewer gas or odors or by the bursting, leaking or dripping of pipes, faucets and plumbing fixtures and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of a different kind. Tenant further agrees that all of Tenant's personal property in the Premises shall be at the risk of Tenant only and that Landlord shall not be liable for any loss or damage thereto or theft thereof.

                                  ARTICLE XVII
                     Default Provisions-Remedies of Landlord

         Section 17.1. The following events shall be deemed to be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installments of Basic Rent or additional rent when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five
(5) days from the date of notice from Landlord that such payment was due and outstanding.

         (b) Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) become insolvent or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, other than the Federal Bankruptcy Code, (v) file an answer admitting the material allegations of a petition filed against the Tenant in any reorganization or insolvency proceedings, other than a proceeding commenced pursuant to the federal Bankruptcy Code, or if any order, judgment or decree shall be entered by any court of competent jurisdiction, except for bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (vi) make a transfer in fraud of creditors.

         (c) Tenant shall abandon or vacate any substantial portion of the Premises for a period in excess of fifteen (15) calendar days.

         (d) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Section 17.1) and shall not cure such failure within twenty (20) days after written notice thereof to Tenant (or if such failure involves a hazardous condition and is not cured immediately after written notice to Tenant).

         (e) Tenant shall fail to discharge any lien placed upon the Premises in violation of Section 12.1 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

         Section 17.2. Upon the occurrence of any of such events of default described in Section 17.1 hereof, Landlord shall have the option to pursue either or both of the following remedies or any other remedy available to Landlord at law or in equity:

         (a) Terminate this Lease by giving to the Tenant a notice of intention to end the Term of this Lease specifying a day not earlier than five (5) days thereafter, and upon the giving of such notice the Term of this Lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the Term, whereupon, Tenant shall immediately surrender the Premises to Landlord, and, if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, additional rent, or other charges, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         (b) Enter upon and take possession of the Premises without terminating this lease and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and without terminating this lease or releasing Tenant from its obligations hereunder for the full Term hereof, endeavor to relet the Premises for such time and upon such terms as the landlord shall determine, and receive the rent therefor. In any case of reletting hereunder, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting including but not limited to real estate commissions, advertising, legal fees and expenses. If the consideration collected by the Landlord upon any such reletting is not sufficient to pay monthly the full amount of the rent, additional rent and other charges reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of such deficiency upon demand. In the event Landlord is successful in reletting the Premises at rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental and to any setoff thereof under this Lease.

         Section 17.3. The Tenant hereby expressly waives the service of notice of intention to re-enter, provided for in any statute, or to institute legal proceedings to that end, and also waives any and all right of redemption in case the Tenant shall be disposed by a judgment or by warrant of any court or judge. The Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out or in connection with this Lease, the relationship of Landlord and Tenant thereunder, the Premises or the Tenants use or occupancy thereof. The terms "enter" and "entry" as used in this Lease are not restricted to their technical legal meaning. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce or defend, any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred by Landlord.

                                  ARTICLE XVIII
                                  Holding Over

         Section 18.1. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of the Term of this Lease or Tenant's right to possession hereunder If the Tenant retains possession of the Premises or any part thereof after the termination of the Term, the Tenant shall pay the Landlord rent at double the monthly rate specified in Articles I and III for the time Tenant thus remains in possession and, in addition tbereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part hereof, after the termination of the Term, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute a renewal of this Lease for one year at a rental rate equal to that which Landlord in good faith was then prepared to offer the Premises to third parties. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the Term of this Lease.

                                   ARTICLE XIX
                       Invalidity of Particular Provisions

         Section 19.1. If any covenant, agreement or condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms, or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                                   ARTICLE XX
                                     Notices

         Section 20.1. All notices, demands and requests which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified Mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Premises or at such other place as the Tenant may from time to time designate by written notice to the Landlord, or (b) if for the Landlord, addressed to The Shelard Group, Inc.,
Attn: Property Manager, 11455 Viking Drive, #300, Eden Prairie, MN 55344, with a copy to: Equitable Real Estate Investment Management Company, 455 Cityfront Plaza, #3200, Chicago, IL 60611-5555 or at such other place as the Landlord may from time designate by written notice to the tenant. Copies of all notices shall also be sent to the Property Manager at the address specified on Page one of this Lease, or to such other person or at such other place as the Landlord may from time to time designate by written notice to the Tenant.

         Section 20.2. Tenant will deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations upon the Premises; and (ii) copies of any documents submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises.


                                   ARTICLE XXI
                                 Quiet Enjoyment

         Section 21.1. The Landlord covenants and agrees that the Tenant upon paying the Basic Rent, additional rent and all other charges herein provided for and performing and fulfilling covenants, agreements and conditions of this Lease on the Tenant's part to be performed and fulfilled, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease without hindrance or molestation by the Landlord or any person or persons claiming under the Landlord, subject, however, to the matters herein set forth.

                                  ARTICLE XXII
                 Limitation of Landlord's Liability-Exculpation

         Section 22.1. The term "Landlord" as used in this Lease shall be limited to, mean and include only the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then transferor at the time of such transfer, in which the Tenant has an interest shall be turned over to the transferee and provided further that upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this Lease contained to be performed on the part of the Landlord, it being intended hereby that the covenants and agreements contained in this Lease on the part of the landlord to be performed shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.

         Section 22.2. Any obligation of Landlord under or with respect to this Lease or the Premises shall be enforceable only against and payable out of Landlord's interest in the Premises, and Tenant hereby agrees that neither Tenant nor any other person shall have or may assert any right, recourse or remedy to or against Landlord or its agent or any assets of Landlord, except to the extent (if any) of their respective interests in the Premises; and no officer, shareholder, director, employee, partner, trustee or beneficiary of Landlord assumes or shall have any personal liability of any kind whatsoever hereunder.

                                  ARTICLE XXIII
                         Estoppel Certificate by Tenant

         Section 23.1. At any time and from time to time upon not less than ten
(10) days' prior request by the Landlord, the Tenant agrees to execute, acknowledge and deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications, (b) the dates to which the Basic Rent, additional rent and other charges have been paid, and (c) that the Landlord is not in default under any provisions of this Lease, or, if Tenant believes Landlord is in default, the nature of such default. It is intended that any such statement may be relied upon by any person proposing to acquire the Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

                                  ARTICLE XXIV
                  Cumulative Remedies-No Waiver-No Oral Change

         Section 24.1. The specified remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by the Tenant of any covenant, agreement or condition of this Lease. The failure of the Landlord to insist in any instance upon the strict performance or observance of any of the covenants, agreements or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver for the future of such covenant, agreement, condition or option. A receipt by the Landlord of rent with knowledge of the breach of any covenant, agreement or condition hereof shall not be deemed a waiver of such breach, and no waiver by the Landlord of any covenant, agreement or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. In addition to the other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, agreements or conditions of this Lease. No receipt of monies by Landlord from Tenant after the termination or cancellation hereof or any rights granted to Tenant hereunder in any lawful manner shall reinstate, continue or extend the Term hereof, or affect any notice theretofor given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of rent or additional rent or other charges then due or thereafter falling due, or operate as a waiver of the right of the Landlord to recover possession of the Premises by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Premises, Landlord may demand, receive and collect any moneys then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order, warrant or judgment and any and all such moneys so collected shall be deemed to be payments on account for the use and occupation of the Premises, or at the election of Landlord, on account of the Tenant's liability hereunder. Acceptance of the keys to the Premises or any similar act, by Landlord, or any agent or employee of Landlord during the Term hereof, shall not be deemed to be an acceptance of a surrender of the Premises unless Landlord shall consent thereto in writing.

         Section 24.2. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change is sought.

                                   ARTICLE XXV
                                    Brokerage

         Section 25.1. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and/or that no other broker, agent or other person brought about this transaction, other than those persons as specified on Page One of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination of this Lease.

                                  ARTICLE XXVI
                                Security Deposit

         Section 26.1. Tenant has deposited with the Landlord the sum as specified on Page One of this Lease Document as security for the full performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of this security deposit for the payment of any basic rent and additional rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not, unless otherwise required by law, be required to keep this security deposit separate from its general funds nor pay interest to the Tenant. For full security deposit reimbursement the following conditions must be met:

         a)       All walls must be clean and free of holes;

         b) Overhead door must be free of any broken panels, cracked lumber or dented panels. The overhead door springs, rollers, tracings, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition;

         c) Heaters, air conditioning units must be in good working order. Filters must be changed - all thermostats must be in working order. Tenant must supply Landlord with maintenance records;

         d) All floors must be clean and free of excessive dust, dirt, grease, oil and stains;

         e) Drop grid ceiling must be free of excessive dust from lack of changing filters. (No ceiling tiles should be missing or damaged);

         f) All trash must be removed from both inside and outside of the Building;

         g)       All light bulbs & ballasts must be working;

         h) All signs in front of the Building and on glass entry door and rear door must be removed;

         i)       Hot water heater must work;

         j) All plumbing fixtures, equipment & drains must be clean and in working order;

         k)       Warehouse floor must be clean and free of grease and stains;

         1)       Windows must be clean;

         m)       All keys must be returned;

         n) All mechanical & electrical systems must be in good working condition;

         o)       Tenant shall be in compliance with the surrender provisions of
                  Section 6.2 of this Lease; and

         p) Tenant shall not have attempted to set off against the rent due hereunder any sums due and owing to Tenant from Landlord.

                                  ARTICLE XXVII
                                  Environmental

         Section 27.1. Tenant shall not in the Premises or the Building generate, store, handle, release, discharge, or otherwise deal with any material classified as a "hazardous material" for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of l98O, as amended from time to time (CERCLA) or the Resource Conservation and Recovery Act of 1976, as amended from time to time (RCRA), or any similar or related federal, state or local statutes, rules, regulations or ordinances. Without limiting the generality of the foregoing, Tenant expressly covenants and agrees that it shall not, nor shall it permit anyone to:

         (1) Use asbestos or any asbestos-containing materials in the Premise or in the Building;

         (2) Use any liquid-filled transformers in the Premises or in the Building, unless consented to by Landlord in writing and confirmed by an outside authoritative source to be free of polychlorinated biphenyls (PCB's);

         (3) Install any underground storage tanks, unless consented to by Landlord in writing and specifically approved and certified to be in compliance with applicable code requirements;

         (4) Store any opened containers of combustible products, such as cleaning solvents, in other than metal containers and cabinets approved by Landlord in writing.

Tenant shall protect, indemnify and save Landlord and its officers, agents, servants and employees harmless from and against any and all obligations, liabilities, costs, damages, claims and expenses of whatsoever nature arising from or in connection with any violation of this Article XXVII. The provisions of this Article XXVII shall survive the termination of this Lease.

                                 ARTICLE XXVIII
                              Rules and Regulations

         Section 28.1. Landlord reserves the right to promulgate such reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Premises and the Building.

                                  ARTICLE XXIX
                            Miscellaneous Provisions

         Section 29.1. Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity and other utilities used or consumed on the Premises. Landlord shall not be liable to Tenant for interference in or interruption of any utility service nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder. In the event utilities are not separately metered to Tenant, then Tenant will reimburse Landlord, upon demand, for the cost to Landlord of utilities used or consumed on the Premises.

         Section 29.2. Tenant shall not place on the outside of the Building any sign, advertisement, illumination or projection, unless the same shall first have been approved in writing by Landlord. In multi-tenant buildings, Tenant shall pay for and comply with Landlord's uniform signage requirements.

         Section 29.3. If the Landlord is unable to tender possession of the Premises on the date of the commencement of the Term hereof, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Tenant, but in such event, unless the delay results from failure of Tenant to provide plans or otherwise perform in accordance with the requirement of the Lease, no rental shall be payable by tenant prior to actual tender to Tenant of possession of the Premises. In any event, late delivery of the Premises will not extend the Term of this Lease.

         Section 29.4. This Lease shall be construed and enforced in accordance with the laws of the state in which the Building is situated.

         Section 29.5. The parties hereto agree that the covenants and agreements herein contained shall bind and inure to the benefit of the Landlord, its successors and assigns, and the Tenant, its successors and assigns.

         Section 29.6. The submission of this Lease for examination, approval, and/or negotiation does not constitute an offer or agreement to lease, or a reservation of, or option for the Premises, nor shall any oral statements made by any agent of Landlord be deemed to constitute an offer or agreement to lease. This Lease shall be effective and binding as a lease of the Premises only upon execution and delivery hereof, each to the other by both Landlord and Tenant.

         Section 29.7. If any checks written during the lease term fail to clear the Tenant's Bank, Landlord may demand all future rent payments to be either in the form of cash, certified check money order, wire transfer or cash equivalent funds.

         Section 29.8. There will be a $50.00 service charge on all NSF checks and interest will accrue on such amount at the rate of two percent (2%) per month until all monies are paid.

         Section 29.9. "Reasonable wear and tear" is hereby defined as that degree of wear and tear which would normally occur in the general usage of a demised premises but shall not include any physical damages to the floors, walls, and ceiling of the Premises, nor any damage caused through operation of machinery, office equipment or other equipment used in the operation of Tenant's business. Additionally, if Tenant's use, by reason of fumes discharged or liquids used by Tenant, should cause damage to the Premises or other nearby premises, both interior or exterior, such damages shall not be deemed as "reasonable wear and tear", and Tenant shall be liable for the complete restoration of the Premises at Tenant's expense. Such damages shall include, but not be limited to, damaged, rusting or corroded walls, floors, ceilings, doors, windows, plumbing, heating and air conditioning units, metal bar joists, steel decks, or roof vents or stacks.

         Section 29.10. Landlord agrees to provide, for the use of Tenant and Tenant's employees, agents, customers and invitees, sufficient parking space adjacent to or reasonably near the Premises (together with necessary access thereto) to accommodate not more than the number of parking spaces for passenger automobiles as specified on Page One of this Lease. Tenant shall have no interest in any parking area so furnished, as tenant or otherwise, but shall have only a license to use the same during the Term of this Lease, in common with others entitled to the use thereof. All rights herein granted with respect to parking and driveway areas shall at all times be subject to reasonable regulation by Landlord, but Landlord shall have no liability to any person or any interference with, or obstruction of, any such rights.

         Section 29.11. In the event rail side track service is provided to the Premises, Tenant covenants and agrees to pay to the Landlord, as additional rent, its pro rata share of all costs incurred by Landlord under rail agreements for the provisions and maintenance of such rail side track service.

         Section 29.12. Landlord reserves the right to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Landlord.

         Section 29.13. All payments becoming due under this Lease shall be considered as rent, and if unpaid when due shall bear interest from such date until paid at the rate of two percent (2%) per month (unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event such lesser rate shall be charged).

         Section 29.14. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant bereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

         IN WITNESS WHEREOF the Landlord and the Tenant have executed this agreement the day and year first above written.


                                           ______________________________
                                           ______________________________
                                           Landlord

                                           By____________________________


                                           ______________________________
                                           ______________________________
                                           Tenant

(Corporate Seal)
Attest:                                    By /s/ Del M. Johnson
                                              ---------------------------
                                                President
------------------------------
Secretary

                          CERTIFIED COPY OF RESOLUTION

         I, Betsy Martin, do hereby certify that I am the duly elected and acting Secretary of Amcom Corporation, a Minnesota Corporation, and the custodian of the corporate books and records; that at a Special Meeting of the Board of Directors of said company, held on September 5, 1995, at which all of the Directors were present, the following Resolution was unanimously adopted:
         RESOLVED, that the Corporation enter into a lease with The Equitable Life Assurance Society of the United States for the premises located at 7500-7588 Washington Ave. S., Eden Prairie, MN 55344 and approve the lease submitted, and that the officers of the Corporation be and are hereby authorized and directed to execute and deliver same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate Seal of said corporation this 5th day of September, 1995.

                                                 /s/ Betsy Martin
                                                 ------------------------------
                                                 Secretary




SEAL.

                                 RIDER TO LEASE


This Rider is dated as of September 18, 1995 and is between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, New York corporation, as Landlord, and AMCOM CORPORATION, a Minnesota corporation, as Tenant.

This Rider is intended to supplement and amend the provisions of the Lease to which it is attached. To the extent that any of the provisions of this Rider are inconsistent with the provisions of the Lease, the provisions of this Rider will control. The terms defined in the Lease will have the same meanings when used in this Rider.

The Premises described in this Lease are currently subleased to Tenant under a Sublease dated as of September 18, 1995, between Viking Press, Inc. as Sublessor and Tenant as Sublessee (the "Sublease"). In the event that the Sublease is terminated, or Tenant's right to possession of the Premises under the Sublease is terminated, prior to the commencement date of this Lease, this Lease may be terminated by Landlord at any time thereafter by written notice to Tenant.